UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑36161	26‑0565401
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

500 Freeport Parkway

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(972) 538-6000

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2019, Sharon Tindell notified The Container Store Group, Inc.  (the “Company”) of her resignation as a director of the Company, effective as of the conclusion of the Company’s Annual Meeting of Shareholders on August 28, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 28, 2019, the Company held its Annual Meeting of Shareholders.  A total of 44,335,713 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 90 percent of the Company’s outstanding common stock as of the July 5, 2019 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 9, 2019.

Item 1 — Election of four Class III directors for a term of office expiring at the annual meeting of shareholders in 2022 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Timothy J. Flynn	33,979,682	2,370,304	7,985,727
Robert E. Jordan	36,151,544	198,442	7,985,727
Walter Robb	36,055,705	294,281	7,985,727
Wendi Sturgis	36,176,125	173,861	7,985,727

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2020.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
43,969,199	231,824	134,690	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
35,862,896	390,551	96,539	7,985,727

Item 4 — Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes ABSTAINED	Broker Non-Votes
35,895,811	50,618	347,966	55,591	7,985,727

Based on the foregoing votes, the director nominees named above were elected, Items 2 and 3 were approved, and the Company’s  shareholders recommended that future shareholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results and consistent with the Board of Directors’ recommendation, the Board of Directors has determined to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory vote is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: August 29, 2019	By:	/s/ Jodi L. Taylor
Jodi L. Taylor
Chief Financial Officer and Chief Administrative Officer